                                   EXHIBIT 24


                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints George O. Mallon, Jr. and Roy K. Ross, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which they and each of them may deem necessary or advisable to enable Mallon Resources Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to, and including 2,500,000 shares of Common Stock of the Company (after a four to one reverse split), including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of the Company) to a Registration Statement on Form S-2 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

                 SIGNATURE                                    TITLE                         DATE
                 ---------                                    -----                         ----
       /s/ GEORGE O. MALLON, JR.             Chairman of the Board, Director and      August  25, 1996
 -----------------------------------------   President (Principal Executive
           George O. Mallon, Jr.             Officer)




            /s/ ROY K. ROSS                  Executive Vice President and Director    August  25, 19966
 -----------------------------------------
                Roy K. Ross


        /s/ KEVIN M. FITZGERALD              Executive Vice President and Director    August  25, 19966
 -----------------------------------------
            Kevin M. Fitzgerald



          /s/ JAMES A. MCGOWEN               Executive Vice President and Director    August  25, 19966
 -----------------------------------------
              James A. McGowen



          /s/ ALFONSO R. LOPEZ               Treasurer (Chief Financial Officer)      August  25, 19966
 -----------------------------------------
              Alfonso R. Lopez



        /s/ CAROLENA F. CHAPMAN              Controller (Chief Accounting Officer)    August  25, 19966
 -----------------------------------------
            Carolena F. Chapman


           /s/ FRANK DOUGLAS                 Director                                 August  25, 19966
 -----------------------------------------
               Frank Douglass



         /s/ ROGER R. MITCHELL               Director                                 August  25, 19966
 -----------------------------------------
             Roger R. Mitchell



     /s/ FRANCIS J. REINHARDT, JR.           Director                                 August  25, 19966
 -----------------------------------------
         Francis J. Reinhardt, Jr.